UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2020

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2020, the Board of Directors (the “Board”) of WW International, Inc. (the “Company”) increased the number of directors on the Board from eleven to twelve and unanimously elected Jennifer Dulski as a Class I director of the Company, effective as of 12:00 a.m. on February 27, 2020. The Board intends to nominate Ms. Dulski for election as a Class I director at the Company’s 2020 annual meeting of shareholders, at which time her term as a Class I director will have expired. There were no arrangements or understandings pursuant to which Ms. Dulski was elected as a director, and there are no related party transactions between the Company and Ms. Dulski reportable under Item 404(a) of Regulation S-K. The Board has affirmatively determined that Ms. Dulski qualifies as an “independent director” under Nasdaq listing standards.

Ms. Dulski will receive the Company’s standard compensation provided to all the Company’s non-employee directors for service on the Board (currently $150,000 per annum, payable quarterly, half in cash and half in fully vested common stock of the Company, no par value per share (the “Common Stock”)). Such amounts shall be prorated with respect to fiscal 2020 based on Ms. Dulski’s time of service on the Board during the first fiscal quarter of 2020. All shares of Common Stock granted to a director are subject to transfer restrictions such that the shares cannot be sold or transferred until the earlier of (i) the director no longer serving on the Board or (ii) following the proposed sale or transfer of any such shares, the applicable director continuing to hold shares of Common Stock with a value of at least $600,000 in the aggregate, such value based on the closing price of the Common Stock on the date of such director’s request for permission to consummate such sale or transfer pursuant to the Company’s Amended and Restated Securities Trading Policy, and any successor policy thereof.

Item 7.01.    Regulation FD Disclosure.

A copy of the Company’s press release announcing Ms. Dulski’s election to the Board has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release dated February 18, 2020.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: February 18, 2020	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer, Operating Officer, North America and President, Emerging Markets

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